UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                    THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) August 8, 1996
                                                       --------------

                           HOMETOWN BUFFET, INC.

 Delaware                              0-22402             33-0463002
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(State or other jurisdiction of       (Commission         (IRS Employer
 incorporation or organization)        File No.)           Identification No.)


9171 Towne Centre Drive, Suite 575, San Diego, CA          92122
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(Address of principal executive offices)                  (Zip Code)


                               (619) 546-9096
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            (Registrant's telephone number, including area code)

Item 5.  Other Events
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         On August 6, 1996, HomeTown Buffet, Inc. (the "Company") announced results for the twelve-week and twenty-eight week periods ended July 17, 1996. A discussion of those results is contained in the Press Release of the Company dated August 6, 1996 which is incorporated by reference and filed as an Exhibit to this Report.

Item 7.  Exhibits
- -------  --------

99.1     Press release dated August 6, 1996.


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
                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 1996

                                  HOMETOWN BUFFET, INC.



                                  By  GLENN E. GLASSHAGEL
                                      --------------------------------------
                                      Glenn E. Glasshagel
                                     (Chief Financial and Accounting Officer
                                      and Authorized Officer)


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
                               EXHIBIT INDEX


Exhibit       Description
- -------       -----------

99.1          Press release dated August 6, 1996


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